UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

PTC Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-111.

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Control #

D80731-P70522

PTC THERAPEUTICS, INC.

100 CORPORATE COURT

SOUTH PLAINFIELD, NJ 07080-2449

PTC THERAPEUTICS, INC.

2022 Annual Meeting

June 8, 2022 9:00 AM ET

Virtual Meeting Site:

www.virtualshareholdermeeting.com/PTCT2022

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 8, 2022

You invested in PTC THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the 2022 Annual Meeting.

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Annual Meeting*

Vote on June 8, 2022

9:00 AM ET

Visit www.virtualshareholdermeeting.com/PTCT2022

*Please check the proxy and www.virtualshareholdermeeting.com/PTCT2022 for any special requirements for meeting attendance.

Get informed before you vote

View the Notice and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Voting Items

Board Recommends

D80732-P70522

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

1

Year

2. Vote to approve the Company’s Amended and Restated 2013 Long-Term Incentive Plan.

3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

4. Approval on a non-binding, advisory basis, of the Company’s named executive officer compensation as described in the proxy statement.

5. Advisory vote on the frequency of the advisory vote to approve named executive officer compensation.

NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.

For

For

For

For

1. Election of Four Class III Directors

Nominees:

01) Allan Jacobson, Ph.D.

02) David Southwell

03) Dawn Svoronos

04) Alethia Young